Exhibit 10.3

SECOND AMENDMENT TO REAL ESTATE PURCHASE AND SALE AGREEMENT

THIS SECOND AMENDMENT TO REAL ESTATE PURCHASE AND SALE AGREEMENT (this “Amendment”) is made and entered into as of the 9th day of October, 2007, by and between CABANA BEACH OF SAN MARCOS, L.P., a Delaware limited partnership, and CABANA SOUTH BEACH APARTMENTS LP, a Delaware limited partnership (collectively, “Seller”), and EXCELSIOR LASALLE PROPERTY FUND, INC., a Maryland corporation (“Purchaser”).

R E C I T A L S

WHEREAS, Seller and Purchaser entered into that certain Real Estate Purchase and Sale Agreement with an effective date of September 13, 2007, a amended by that certain First Amendment to Real Estate Purchase and Sale Agreement dated as of October 1, 2007 (collectively, the “Purchase Agreement”), whereby Seller agreed to sell to Purchaser, and Purchaser agreed to purchase from Seller that certain real property commonly known as Cabana Beach Apartments and located at 1250 Sadler Drive, San Marcos, Texas, and Cabana Beach Apartments and located at 1601 SW 51st Terrace. Gainesville, Florida, as more particularly described in the Purchase Agreement (the “Property”); and

WHEREAS, Seller and Purchaser desire to amend the Purchase Agreement as provided herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual promises and agreements set forth herein, Seller and Purchaser agree as follows:

1.	The above recitals are incorporated herein by reference and made a part hereof.

2.	All initially capitalized terms that are not otherwise defined in this Amendment shall have the meaning ascribed to such term in the Purchase Agreement.

3.	At Closing, Seller shall grant to Purchaser a credit against the Purchase Price in the amount of Four Hundred Forty Four Thousand Six Hundred Seventy and No/100 Dollars ($444,670.00) with respect to the Gainesville Property and Two Hundred Twenty Two Thousand Three Hundred Thirty and No/100 Dollars ($222,330.00) with respect to the San Marcos Property.

4.	Section 2.4 of the Purchase Agreement is amended as follows:

(a)	The dollar amount [****] is deleted and the dollar amount [****] is inserted in its place.

(b)	The dollar amount [****] is deleted and the dollar amount [****] is inserted in its place.

5.	The date “October 9, 2007” in Section 5.2 of the Purchase Agreement (as amended by the First Amendment) is hereby deleted and the date “October 11, 2007” is inserted in its place.

****	Material omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Exchange Act of 1934. Material filed separately with the Securities and Exchange Commission.

6.	Schedule 2.4 to the Purchase Agreement is deleted in its entirety and Schedule 2.4 attached hereto is inserted in its place.

7.	Except as amended above, the Purchase Agreement remains unmodified and in full force and effect in accordance with its terms and provisions.

8.	This Amendment may be executed in multiple facsimile counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument.

[The balance of this page has intentionally been left blank. Signature page follows.]

IN WITNESS WHEREOF, Purchaser and Seller have executed this Amendment on the date set forth above.

SELLER

CABANA BEACH OF SAN MARCOS, L.P., a Delaware limited partnership

By:	Cabana Beach of San Marcos GP, Inc., a Florida corporation, its general partner

	By:	/s/ David H. Fort
	Name:	David H. Fort
	Title:	C.E.O., Fort Group

CABANA SOUTH BEACH APARTMENTS LP, a Delaware limited partnership

By:	Cabana SB of Gainesville, Inc., a Florida corporation, its general partner

	By:	/s/ David H. Fort
	Name:	David H. Fort
	Title:	C.E.O., Fort Group

PURCHASER

EXCELSIOR LASALLE PROPERTY FUND, INC., a Maryland corporation

By:	LaSalle Investment Management, Inc., a Maryland corporation, its Advisor

	By:	/s/ Christine M. Akins
	Name:	Christine M. Akins
	Title:	Senior Vice President

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